UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a -12

IDEANOMICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

IDEANOMICS, INC.

November 7, 2022

To Our Stockholders:

Please be advised that the meeting date of the annual meeting of the stockholders of Ideanomics, Inc. (the “Annual Meeting”) originally scheduled for 10:00 a.m. local time (New York Time) on November 16, 2022 has been moved to 10:00 a.m. local time (New York Time) on November 25, 2022.

All prior votes are valid and any stockholder that had voted does not need to submit a new vote.

The record date for stockholders entitled to vote at the Annual Meeting remains October 13, 2022.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC:

333 Ludlow St.

5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: IDEX.info@investor.morrowsodali.com

SCAN TO
VIEW MATERIALS & VOTE

IDEANOMICS, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 24, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS to be elected by the holders of the Company's Common Stock and Series A Preferred Stock, voting together as a single class.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Alfred P. Poor 02 Shane McMahon 03 James S. Cassano 04 Jerry Fan 05 Harry Edelson

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2 Ratification of appointment of Grassi & Co., CPAs, P.C. as independent registered public accounting firm.	☐	☐	☐
3 Approval of the amendment and restatement of the Company's 2010 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan to 120,000,000.	☐	☐	☐
4 Approval of the issuance of securities to Yorkville Advisors pursuant to the terms of the SEPA, with such modifications, amendments, or changes, and in accordance with the Nasdaq Listing Rules 5635(b) and 5635(d).	☐	☐	☐
5 Approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
6 Approval of an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 7 and 8.

	For	Against	Abstain
7 Approval of the issuance of securities in one or more non-public offerings, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d).	☐	☐	☐
8 Approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000584062_1 R1.0.0.3

0000584062_2 R1.0.0.3 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Supplement are available at www.proxyvote.com IDEANOMICS, INC. Proxy Card PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 25, 2022. The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Anthony Sklar and Alfred P. Poor or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock and Series A preferred stock of Ideanomics, Inc. which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held virtually on November 25, 2022, or at any adjournment thereof. The proxies shall vote in accordance with the specifications indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting at the virtual Annual Meeting of Stockholders of the Ideanomics, Inc. to be held on November 25, 2022 at 10:00 a.m. local time or any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. Stockholders of record at the close of business on October 13, 2022, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Please complete, sign, date and mail this proxy form in the accompanying envelope as soon as possible even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions on below on this Proxy Card. Continued and to be signed on reverse side